                                                                   EXHIBIT 10.17

                               NETCENTIVES INC.

                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement (the "Agreement") is dated as of June 26, 1997,
                                     ---------
by and between West Shell, III ("Employee") and Netcentives Inc., a California
                                 --------
corporation (the "Company").
                  -------

     1.  TERM OF AGREEMENT.  This Agreement shall commence on the date hereof
         -----------------
and shall have a term of one (1) year the ("Original Term").  This Agreement may
                                            -------------
be terminated by either party, with or without cause, on thirty (30) days' written notice to the other party. This Agreement may be extended for an additional one (1) year after the end of the Original Term if the parties hereto mutually agree in writing to such extension.

     2.  DUTIES.
         ------

         (a) POSITION.  Employee shall be employed as President and Chief
             --------
Executive Officer, and will report to the Company's Board of Directors.

         (b) OBLIGATIONS TO THE COMPANY.  Employee agrees to the best of his
             --------------------------
ability and experience that he will at all times loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the express and implicit terms hereof, and to the reasonable satisfaction of the Company. During the term of Employee's employment relationship with the Company, Employee further agrees that (i) he will devote all of his business time and attention to the business of the Company, (ii) the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, and (iii) Employee will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the Company's Board of Directors, which will not be unreasonably withheld provided that the Company
                                                      --------
acknowledges Employee's membership on the Boards of Directors of California Canoe and Kayak, Inc., and Cook Express, Inc. and hereby consents to his continued participation with such organizations. So long as Employee is employed by the Company, Employee will not directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company. Subject to the foregoing restrictions, Employee may accept speaking or presentation engagements in exchange for honoraria, serve on boards of charitable organizations, and own no more than five percent (5%) of the outstanding equity securities of a private or public corporation. Employee will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the term of Employee's employment.

     3.  TERMS OF EMPLOYMENT.  The Company and Employee acknowledge that
         -------------------
Employee's employment with the Company may be terminated by either party at any time for any or no reason. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement. The rights and duties created by this Section 3 may not be modified in any way except by a written agreement executed by the Chairman of the Board of Directors of the Company.

     4.  COMPENSATION.  For the duties and services to be performed by Employee
         ------------
hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary, stock options, bonuses and other benefits described below in this
Section 4.

         (a) SALARY.  Employee shall receive a monthly salary of $16,666.67,
             ------
which is equivalent to $200,000.00 on an annualized basis. Employee's monthly salary will be payable in two equal payments per month pursuant to the Company's normal payroll practices. In the event this Agreement is extended beyond the Original Term, the base salary shall be reviewed at the time of such extension by the Board or its Compensation Committee, and any increase will be effective as of the date determined appropriate by the Board or its Compensation Committee.

         (b) EQUITY OWNERSHIP.  The Board of Directors has approved the
             ----------------
purchase by Employee of 500,000 shares of the Company's Common Stock (the "Shares") on the terms and conditions of the Common Stock Purchase Agreement in
 ------
the form attached hereto as Exhibit B.  In addition, upon the consummation of
                            ---------
the Company's next round of equity financing, in which the Company raises at least $2,000,000 (the "Financing"), the Board of Directors will authorize the
                       ---------
purchase by Employee of a number of shares of Common Stock sufficient to give Employee a ten percent (10%) interest in the Company (exclusive of Employee's right to purchase fifty thousand (50,000) shares of the Company's common stock pursuant to options granted prior to his employment hereunder) on a fully-diluted basis (including option plans and supplier pools) at the then fair market value of the Company's Common Stock and on substantially similar terms and conditions to those on which the Shares are being purchased. Such shares will be subject to a right of repurchase which will lapse in the same pattern as that set forth for the Shares with the same Vesting Commencement Date. Notwithstanding any portion of the foregoing to the contrary, in the event that the Company raises in excess of $10,000,000 in the Financing, then for purposes of the calculation of the additional purchase rights due hereunder, the Company shall be deemed to have issued only that number of shares in the Financing as would have been necessary to raise $10,000,000 in the Financing.

         (c) BONUSES.  Employee's entitlement to incentive bonuses from the
             -------
Company is discretionary and shall be determined by the Board, its Compensation Committee or the Chief Executive Officer of the Company in good faith based upon the extent to which Employee's individual performance objectives and the Company's profitability objectives and other financial and nonfinancial objectives are achieved during the applicable bonus period.

         (d) ADDITIONAL BENEFITS.  Employee will be eligible to participate in
             -------------------
the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. During the term of this Agreement, the Company shall make all premium payments under (i) Employee's currently existing life insurance policies, sufficient to maintain the current level of coverage of $1,500,000 and (ii) Employee's currently existing disability insurance policies, sufficient to maintain the current level of disability payments to Employee of $7,000 per month. The current premium payments under the policies described in clauses (i) and (ii) of the previous sentence do not exceed $5,000 per year, in the aggregate. Employee will be eligible for vacation and sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience, provided however, that Employee shall be entitled to no less than
            ----------------
four (4) weeks paid vacation per year.

         (e)   REIMBURSEMENT OF EXPENSES.  Employee shall be authorized to incur
               -------------------------
on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policies.

     5.  TERMINATION OF EMPLOYMENT AND SEVERANCE BENEFITS.
         ------------------------------------------------

         (a)   TERMINATION OF EMPLOYMENT.  This Agreement may be terminated
               -------------------------
during its Original Term (or any extension thereof) upon the occurrence of any of the following events:

               (i) The Company's determination in good faith that it is terminating Employee for Cause (as defined in Section 6 below) ("Termination for
                                                                 ---------------
Cause");
-----

               (ii) Employee's termination other than by reason of Employee's Voluntary Termination and other than by reason of a Termination for Cause by the Company, (an "Involuntary Termination"), which determination may be made by the
              -----------------------
Company at any time at the Company's sole discretion, for any or no reason (an "Involuntary Termination"); or
------------------------

               (iii) The effective date of a written notice sent to the Company from Employee stating that Employee is electing to terminate his or her employment with the Company ("Voluntary Termination").
                              ---------------------

         (b)   SEVERANCE BENEFITS.  Employee shall be entitled to receive
               ------------------
severance benefits upon termination of employment only as set forth in this
Section 5(b):

               (i)  VOLUNTARY TERMINATION.  If Employee's employment terminates
                    ---------------------
by Voluntary Termination, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

               (ii) INVOLUNTARY TERMINATION.  If Employee's employment is
                    -----------------------
terminated by an Involuntary Termination, Employee will be entitled to receive payment of severance benefits equal to Employee's regular monthly salary for six
(6) months (the "Severance Period"). In accordance with the terms of the
                 ----------------
Purchase Agreement (and any additional agreement related to shares issued as a result of the Financing), the repurchase option with respect to the shares of Common Stock held by Employee shall lapse with respect to one-fourth (1/4) of such shares in addition to any shares which have already been released from such

Repurchase Option. Such payments shall be made ratably over the Severance Period according to the Company's standard payroll schedule. Employee will also be entitled to receive payment on the date of termination of any bonus payable under Section 4(c). Health insurance benefits with the same coverage provided to Employee prior to the termination (e.g. medical, dental, optical, mental health) and in all other respects significantly comparable to those in place immediately prior to the termination will be provided at the Company's cost over the Severance Period.

               (iii)  TERMINATION FOR CAUSE.  If Employee's employment is
                      ---------------------
terminated for Cause, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

     6.  DEFINITION OF CAUSE.  For purposes of this Agreement, "Cause" for
         -------------------                                    -----
Employee's termination will exist at any time after the happening of one or more of the following events:

         (a) Employee's willful misconduct or gross negligence in performance of his or her duties hereunder, including Employee's refusal to comply in any material respect with the legal directives of the Company's Board of Directors so long as such directives are not inconsistent with the Employee's position and duties, and such refusal to comply is not remedied within ten (10) working days after written notice from the Board of Directors, which written notice shall state that failure to remedy such conduct may result in Termination for Cause;

         (b) Conviction of a felony, a deliberate attempt to do an injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company; or

         (c) Employee's incurable material breach of any element of the Company's Confidentiality Agreement (as defined in Section 7 hereof), including without limitation, Employee's theft or other misappropriation of the Company's proprietary information.

     7.  CONFIDENTIALITY AGREEMENT.  Employee shall sign, or has signed, a
         -------------------------
Confidential Information and Invention Assignment Agreement (the

"Confidentiality Agreement") substantially in the form attached hereto as
--------------------------
Exhibit A. Employee hereby represents and warrants to the Company that he or she
---------
has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of Employee's employment relationship with the Company.

     8.  NONCOMPETITION COVENANT.  Employee hereby agrees that he or she shall
         -----------------------
not, during the term of his or her employment pursuant to this Agreement or the Severance Period, do any of the following without the prior written consent of the Company's Board of Directors:

         (a)   COMPETE.  Carry on any business or activity (whether directly or
               -------
indirectly, as a partner, shareholder, principal, agent, director, affiliate, employee or consultant) which is competitive with the business conducted by the Company (as conducted now or during the term of Employee's employment), nor engage in any other activities that conflict with Employee's obligations to the Company.

         (b)   SOLICIT BUSINESS.  Solicit or influence or attempt to influence
               ----------------
any client, customer or other person either directly or indirectly, to direct his or its purchase of the Company's products and/or services to any person, firm, corporation, institution or other entity in competition with the business of the Company.

         (c)   SOLICIT PERSONNEL.  During the term of this Agreement and for a
               -----------------
period of one (1) year thereafter, solicit or influence or attempt to influence any person employed by the Company to terminate or otherwise cease his employment with the Company or become an employee of any competitor of the Company. This Section 8(c) is to be read in conjunction with Section 6 of the Confidential Information and Invention Assignment Agreement executed by Employee.

     9.  CONFLICTS.  Employee represents that his or her performance of all the
         ---------
terms of this Agreement will not breach any other agreement to which Employee is a party. Employee has not, and will not during the term of this Agreement, enter into any oral or written agreement in conflict with any of the provisions of this Agreement. Employee further represents that he or she is entering into or has entered into an employment relationship with the Company of his or her own free will and that he or she has not been solicited as an employee in any way by the Company.

     10. SUCCESSORS.  Any successor to the Company (whether direct or indirect
         ----------
and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Employee's rights hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     11. MISCELLANEOUS PROVISIONS.
         ------------------------

         (a)   NO DUTY TO MITIGATE.  Employee shall not be required to mitigate
               -------------------
the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that Employee may receive from any other source.

         (b)   AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended
               ----------------------
or waived only with the written consent of the parties.

          (c) SOLE AGREEMENT.  This Agreement, including any Exhibits hereto,
              --------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

          (d) NOTICES.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (e) CHOICE OF LAW.  The validity, interpretation, construction and
              -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (f) SEVERABILITY.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (g) COUNTERPARTS.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (h) ARBITRATION.  Any dispute or claim arising out of or in connection
              -----------
with this Agreement will be finally settled by binding arbitration in San Francisco, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. The prevailing party in any such arbitration shall be entitled to an award of attorneys' fees and costs of the arbitration against the other party. This Section 11(h) shall not apply to the Confidentiality Agreement.

          (i) ADVICE OF COUNSEL.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES
              -----------------
THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

     The parties have executed this Agreement the date first written above.

                              NETCENTIVES INC.


                              By:  /s/ Eric W. Tilenius
                                   --------------------

                              Title:  President
                                      ---------

                              Address:  2121 S. El Camino Real, Suite 615
                                        San Mateo, CA  94403




                              WEST SHELL, III


                              Signature:  /s/ West Shell, III
                                          -------------------

                              Address:  2765 Union Street
                                        San Francisco, CA  94123

                                   EXHIBIT A
                                   ---------

                         CONFIDENTIAL INFORMATION AND
                        INVENTION ASSIGNMENT AGREEMENT

                               NETCENTIVES INC.

            CONFIDENTIALITY  AND  INVENTIONS  ASSIGNMENT AGREEMENT

     In exchange for my becoming employed (or my employment being continued) by or retained as a consultant (or my consulting relationship being continued) by Netcentives Inc., or its subsidiaries, affiliates, or successors (hereinafter referred to collectively as the "Company"), I hereby agree as follows:

     1.   I will perform for the Company such duties as may be designated by the
Company from time to time.   During my period of employment or consulting
relationship with the Company, I will devote my best efforts to the interests of the Company and will not engage in other employment or in any activities detrimental to the best interests of the Company without the prior written consent of the Company. During my period of employment or consulting relationship with the Company, I will not engage, directly or indirectly, in any business that is competitive with the Company or its subsidiaries, nor solicit, or in any other manner work for or assist, any business that is competitive with the Company or its subsidiaries. During the period of my employment or consulting relationship with the Company, I will undertake no planning for, or organization of, any business activity competitive with the work I perform for the Company. I agree, that during the period of my employment or consulting relationship with the Company, I will not, directly or indirectly, induce or entice any employee of the Company or its subsidiaries to leave such employment. Unless approved in writing by the President of the Company, at no time shall I permit a conflict of interest to occur, which shall be deemed to include:

          a. Any substantial direct or indirect financial interest whether by ownership, management, control or performance of services, by myself or any member of my family, in any outside concern that does business with the Company or its subsidiaries; or

          b. Acceptance by myself or by any member of my immediate family of any gifts of more than token value, loans other than from established banking or financial institutions, excessive entertainment or other substantial favors from any outside concern or any individual which does or is seeking to do business with, or is a competitor of the Company or its subsidiaries.

     2. As used in this Agreement, the term "Inventions" means designs, trademarks, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, improvements, ideas or copyrightable works, including all rights to obtain, register, perfect and enforce these proprietary interests.

     3. As used in this Agreement, the term "Confidential Information" means information pertaining to any aspects of the Company's business which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company or its customers or suppliers, whether of a technical nature or otherwise.

     4. Without further compensation, I hereby agree promptly to disclose to the Company, and I hereby assign and agree to assign to the Company or its designee, my entire right, title, and interest in and to all Inventions which I may solely or jointly develop or reduce to practice during the period of my employment or consulting relationship with the Company (a) which pertain to any line of business activity of the Company, (b) which are aided by the use of time, material or facilities of the Company, whether or not during working hours, or (c) which relate to any of my work during the period of my employment or consulting relationship with the Company, whether or not during normal working hours. No rights are hereby conveyed in Inventions, if any, made by me prior to my employment or consulting relationship with the Company which are identified in a sheet attached to and made a part of this Agreement, if any (which attachment contains no confidential information).

     5. I agree to perform, during and after my employment or consulting relationship, all acts deemed necessary or desirable by the Company to permit and assist it, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions hereby assigned to the Company as set forth in paragraph 4 above. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. However, the Company agrees to limit such necessary or desirable acts (and the time needed to perform such acts) to permit and assist it in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions. Further, the timing and scheduling of such acts shall be mutually acceptable to me and the Company.

     6. If the Company is unable for any reason to secure my signature to apply for or to pursue any application for any United States or foreign letters patent or mask work or copyright registration covering inventions, mask works or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or mask work or copyright registrations thereon with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any patents, mask works or copyrights resulting from any such application for letters patent or mask work or copyright registrations assigned hereunder to the Company.

     7. I agree to hold in confidence and not directly or indirectly use or disclose, either during or after termination of my employment or consulting relationship with the Company, any Confidential Information I obtain or create during the period of my employment or consulting relationship, whether or not during working hours, except to the extent authorized by the Company, until such
Confidential Information becomes generally known.   I agree not to make copies
of such Confidential Information except as authorized by the Company. Upon termination of my employment or consulting relationship or upon an earlier request of the Company, I will return or deliver to the Company all tangible forms of such Confidential Information in my possession or control, including but not limited to drawings, specifications, documents, records, devices, models or any other material and copies or reproductions thereof.

     8. I represent that my performance of all the terms of this Agreement and as an employee of or consultant to the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my becoming an employee or consultant of the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict with the provisions of this Agreement.

     9. I represent that I am joining the Company as an employee or consultant of my own free will and that I have not been solicited as an employee or consultant in any way by the Company.

     10. I recognize that the Company has received and in the future may receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe the Company and such third parties, during the term of my employment or consulting relationship with the Company and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose such information (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party) or to use such information for the benefit of anyone other than the Company or such third party (consistent with the Company's agreement with such third party) without the prior written consent of the Company.

     11. During the period of my employment or consulting relationship with the Company and for one year thereafter, I will not encourage or solicit any employee or consultant of the Company to terminate their relationship with the Company for any or no reason. Further, for a period of one year after my employment or consulting relationship with the Company, I will not solicit any licensor to or customer of the Company or licensee of the Company's products, in each case that are known to me, with respect to any business, products or services that are competitive to the products or services offered by the Company or under development as of the last date of my employment or consulting relationship with the Company.

     12. This Agreement (a) shall survive my employment by or consulting relationship with the Company, (b) does not in any way restrict my right or the right of the Company to terminate my employment or consulting relationship, (c) inures to the benefit of successors and assigns of the Company, and (d) is binding upon my heirs and legal representatives.

     13. This Agreement does not apply to an Invention which qualifies fully under the provisions of Section 2870 of the Labor Code, a copy of which is
attached hereto as Exhibit A.   I agree to disclose all Inventions made by me in
confidence to the Company to permit a determination as to whether or not the Inventions should be the property of the Company.

     14. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

     15. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.


NETCENTIVES INC.                         EMPLOYEE

By: /s/ Eric W. Tilenius            West Shell, III
    --------------------            --------------------------------
                                                    (Type or Print Name)
Title: President                      /s/ West Shell III
      ------------------              ------------------------------
                                                       (Signature)
Dated: 6/26, 1997
      ------------------

                                  ATTACHMENT

                              List of Inventions
                              ------------------

                                   EXHIBIT A

     Section 2870 of the California Labor Code is as follows:

     (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

          (2)  Result from any work performed by the employee for the employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

                                   EXHIBIT B
                                   ---------

                        COMMON STOCK PURCHASE AGREEMENT

                               NETCENTIVES INC.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     This Common Stock Purchase Agreement (the "Agreement") is made as of August
                                                ---------
29, 1997 by and between Netcentives Inc., a California corporation (the

"Company"), and West Shell, III ("Purchaser").
 -------                          ---------

     1.  SALE OF STOCK.  Subject to the terms and conditions of this Agreement,
         -------------
on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 500,000 shares of the Company's Common Stock (the "Shares") at a purchase price of $0.12 per Share
                                 ------
for a total purchase price of $60,000. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  PURCHASE.  The purchase and sale of the Shares under this Agreement
         --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by delivery of a promissory note in the form attached as Exhibit A to this Agreement and a Pledge and
                             ---------
Security Agreement in the form attached as Exhibit B to this Agreement.
                                           ---------

     3.  LIMITATIONS ON TRANSFER.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below), except as provided below. After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

         (a)  REPURCHASE OPTION.
              -----------------

              (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable,
                                        ----------------
exclusive option (the "Repurchase Option") for a period of 60 days from such
                       -----------------
date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like); provided, however, that the
                                                     --------  -------
Repurchase Option shall continue for a period of up to one year from the Termination Date to the extent that the Company reasonably determines that such an extension of time is necessary to prevent the repurchase of

Purchaser's Shares from causing other capital stock of the Company to not qualify as "small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended.

              (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

              (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. 1/8th of the Shares shall be released from the Repurchase Option on the date that is six (6) months after the Vesting Commencement Date (as set forth on the signature page of this Agreement), and 1/48th of the total number of Shares shall be release from the Repurchase Option at the end of each month thereafter, until all Shares are released from the Repurchase Option (provided in each case that Purchaser's employment or consulting relationship with the Company has not been terminated prior to the date of any such release); provided, however, that in the event that the Company
                           -----------------
is merged or acquired or substantially all of the Company's assets are sold in a transaction in which the Company's shareholders immediately prior to such transaction hold less than 50% of the outstanding capital stock of the surviving entity immediately after such transaction, all of the Shares will be released from such Repurchase Option. Notwithstanding anything herein to the contrary, in the event that during the term of the Employment Agreement between the Company and the Purchaser dated June 26, 1997 (the "Employment Agreement"),
                                                    --------------------
Purchaser's employment with the Company is terminated pursuant to an Involuntary Termination (as defined in the Employment Agreement) such Repurchase Option shall immediately lapse on the date of such Involuntary Termination with respect to 1/4th of the Shares, in addition to any Shares which have already been released from such Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (b) RIGHT OF FIRST REFUSAL.  Before any Shares held by Purchaser or
              ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

              (i) NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares shall
                  ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (A) the
                                              ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C)
                                                      -------------------
the number of Shares to be transferred to each

Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered
                                                                    -------
Price") and upon the same terms (or terms as similar as reasonably possible) to
-----
the Company or its assignee(s).

          (ii)  EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
                ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

          (iii) PURCHASE PRICE.  The purchase price ("Purchase Price") for the
                --------------                        --------------
Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (iv)  PAYMENT.  Payment of the Purchase Price shall be made, at the
                -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (v)   HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the
                --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (vi)  EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary
                --------------------------------------
contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or
       ----------------
antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (c)  INVOLUNTARY TRANSFER.
               --------------------

               (i)  COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In
                    -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to
                    ------------------------------
be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company, without any minority discount. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (d)  ASSIGNMENT.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an
                                               -----------------
assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

          (e)  RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or
               -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (f)  TERMINATION OF RIGHTS.  The right of first refusal granted the
               ---------------------
Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal
              --------------
described in Section 3(b) and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Purchaser.

     4.   ESCROW OF UNVESTED SHARES.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit C executed by
                                                           ---------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party), except for any acts of willful misconduct by said escrow holder. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   INVESTMENT AND TAXATION REPRESENTATIONS.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (a) LEGENDS.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

              (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

              (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

              (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

          (b) STOP-TRANSFER NOTICES.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.  NO EMPLOYMENT RIGHTS.  Nothing in this Agreement shall affect in any
         --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     8.  SECTION 83(B) ELECTION.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the
               -----------
Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the
                                                        --------------
Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

         Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as
                                       --------------
Exhibit D.  Purchaser further agrees that Purchaser will execute and submit with
---------
the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit E,
                                                                    ---------
if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.  MARKET STANDOFF AGREEMENT.  In connection with the initial public
         -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     10.  MISCELLANEOUS.
          -------------

          (a) GOVERNING LAW.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) SEVERABILITY.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) CONSTRUCTION.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) NOTICES.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) COUNTERPARTS.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) SUCCESSORS AND ASSIGNS.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h) CALIFORNIA CORPORATE SECURITIES LAW.  THE SALE OF THE SECURITIES
              -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE

QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT
FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                           [SIGNATURE PAGE FOLLOWS]

     The parties have executed this Agreement as of the date first set forth above.

                              NETCENTIVES, INC.


                              /s/ Elliot Ng
                              ----------------------------------------
                              Elliott S. Ng, Vice President
                              Address:  2121 El Camino Real, Suite 615
                                        San Mateo, CA  94403

     PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ALL OF PURCHASER'S RIGHTS WITH RESPECT TO EMPLOYMENT WITH THE COMPANY ARE SET FORTH IN THE EMPLOYMENT AGREEMENT, AND NOTHING IN THIS AGREEMENT SHALL INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE IN ACCORDANCE WITH THE EMPLOYMENT AGREEMENT.

                              PURCHASER:

                              WEST SHELL, III


                              /s/ West Shell, III
                              ----------------------------------------
                              (Signature)
                              Address: 2765 Union Street
                                       San Francisco, CA  94123

Vesting Commencement
Date:  June 26, 1997

I, Sarah S. Ward, spouse of West Shell, III, have read and hereby approve the
   -------------
foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                        /s/ Sarah S. Ward
                                      -------------------------
                                      Spouse of West Shell, III

                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE
                                ---------------

$60,000.00                                                 San Mateo, California
                                                                 August 29, 1997

     For value received, the undersigned promises to pay Netcentives Inc., a California corporation (the "Company"), at its principal office the principal
                             -------
sum of $60,000.00 with interest from the date hereof at a rate of 6.29% per annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on August 29, 2001.

     If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be due and payable sixty (60) days after the date of such termination.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                               /s/ West Shell III
                                     --------------------------------
                                     West Shell, III

                                   EXHIBIT B
                                   ---------

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

     This Pledge and Security Agreement (the "Agreement") is entered into this
                                              ---------
29 day of August, 1997 by and between Netcentives Inc., a California corporation (the "Company") and West Shell III ("Purchaser").
      -------                        ---------

                                   RECITALS
                                   --------

     In connection with Purchaser's purchase of certain shares of the Company's Common Stock (the "Shares") pursuant to a Common Stock Purchase Agreement of
                   ------
even date herewith between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or partial payment of
                                            ----
the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares on the terms set forth below.

                                   AGREEMENT
                                   ---------

     In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Note shall become payable in full upon the voluntary or involuntary termination or cessation of employment of Purchaser with the Company, for any reason, with or without cause (including death or disability).

     2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates
                                          -------------
representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and
                                          ------------
by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

     3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").
                                      ----------

     4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").
              --------------

     5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

     6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

         (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

         (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

         (c) Any remaining proceeds shall be delivered to Purchaser.

     7. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement; provided, however,
                                                            --------  -------
that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Option in favor of the Company.

     The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                              COMPANY:

                              NETCENTIVES INC.


                              /s/ Elliott Ng
                              -------------------------------------
                              Elliott S. Ng, Vice President

                              Address:
                              2121 El Camino Real, Suite 615
                              San Mateo, CA 94403

                              PURCHASER:

                              WEST SHELL, III

                              /s/ West Shell III
                              -------------------------------------
                              (Signature)


                              Address:
                              2765 Union Street
                              San Francisco, CA 94123

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and Netcentives Inc. (the
                                    --------
"Company") dated August ___, 1997 (the "Agreement"), Purchaser hereby sells,
--------                                ---------
assigns and transfers unto the Company _______________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and hereby irrevocably appoints _______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: ____________

                              Signature:

                              /s/ West Shell III
                              -------------------------------------------
                              West Shell, III


                                     /s/ S. Ward
                              -------------------------------------------
                              Spouse of West Shell, III (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.

                                   EXHIBIT C
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and Netcentives Inc. (the
                                    ---------
"Company") dated _______________ (the "Agreement"), Purchaser hereby sells,
--------                               ---------
assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. ______, and does hereby irrevocably constitute and appoint _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ______________________

                                     Signature:


                                           /s/ West Shell III
                                     --------------------------------
                                     West Shell, III


                                           /s/ S. Ward
                                     -----------------------------------------
                                     Spouse of West Shell, III (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT D
                                   ---------

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                   -----------------------------------------
                       REGARDING SECTION 83(B) ELECTION
                       --------------------------------

     The undersigned has entered a stock purchase agreement with Netcentives Inc., a California corporation (the "Company"), pursuant to which the
                                     -------
undersigned is purchasing 500,000 shares of Common Stock of the Company (the "Shares"). In connection with the purchase of the Shares, the undersigned
-------
hereby represents as follows:

     1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

     2.   The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to
                                                          ----
          the corresponding provisions, if any, of applicable state law; or

     (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Common Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

     (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:___________________            ______________________________
                                    West Shell, III

Date:___________________            ______________________________
                                    Spouse of West Shell, III

                         ELECTION UNDER SECTION 83(B)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  West Shell, III

     NAME OF SPOUSE:  ______________________

     ADDRESS: 2765 Union Street

              San Francisco, CA 94123

     IDENTIFICATION NO. OF TAXPAYER:  ________________

     IDENTIFICATION NO. OF SPOUSE:  ___________________

     TAXABLE YEAR:  1997

2. The property with respect to which the election is made is described as follows:

     500,000 shares of the Common Stock $0.001 par value, of Netcentives Inc., a California corporation (the "Company").

3.   The date on which the property was transferred is:  August ___, 1997

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $60,000.00.

6.   The amount (if any) paid for such property: $60,000.00

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ______________________       _________________________________
                                    Taxpayer

Dated: ______________________       _________________________________
                                    Spouse of Taxpayer

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment") is entered into by
                                                  ---------
and between West Shell, III ("Employee") and Netcentives Inc., a California
                              --------
corporation (the "Company") effective for all purposes as of October 29, 1998.
                  -------

                                   RECITALS

     The Company and Employee have entered into an Employment Agreement dated June 26, 1997 (the "Employment Agreement"). In consideration for Employee's
                    --------------------
past service to the Company, the Company wishes to continue to employ Employee and Employee wishes to continue to be employed by the Company, with certain modifications to their existing relationship.

                                   AGREEMENT

     In consideration for the mutual promises contained herein, and for other good and valuable consideration, the Employment Agreement is hereby amended as follows:

     1.   Section 1. The parties hereby mutually agree to extend the term of the
          ---------
Employment Agreement to two (2) years from the date hereof such that the Employment Agreement shall terminate on October 29, 2000, unless extended in accordance with the terms of Section 1 of the Employment Agreement, in writing.

     2.   Section 4(a). In accordance with the terms of the Employment
          ------------
Agreement, and in connection with the extension of the term of the Employment Agreement described in Section 1 hereof, effective on January 1, 1999, Employee's monthly salary shall be $20,833.33, which is equivalent to $250,000.00 on an annualized basis. In all other respects Section 4(a) of the Employment Agreement shall remain unchanged.

     3.   Section 4(b). Employee acknowledges that the Company has satisfied all
          ------------
of its obligations to Employee pursuant to Section 4(b) of the Employment Agreement and that the Company has no further obligation to the Employee thereunder. Notwithstanding the foregoing, following the date of this Amendment, the Company will sell to the Employee 200,000 shares of its Common Stock on the terms and conditions of the Common Stock Purchase Agreement attached hereto as Exhibit A.
---------

     4.   Section 4(c). In consideration for Employee's performance, the Board
          ------------
of Directors of the Company has approved, and the Company shall pay to Employee a bonus of $50,000, payable during January 1999. Such amount shall be subject to standard withholding and shall be payable in accordance with the Company's standard payroll practices. Subsequent bonuses, if any, shall be granted in accordance with the terms of Section 4(c) of the Employment Agreement.

     5.   Section 4(f). The following Section 4(f) shall be added to the
          ------------
Employment Agreement:

          (f) COMPANY LOAN.  Employee shall be entitled to borrow up to $100,000
              ------------
          from the Company, secured by shares of the Company's Common Stock owned by Employee, pursuant to a promissory note and Security Agreement in a mutually agreeable form.

     6.   Effect of Amendment. Except as expressly set forth herein, the
          -------------------
Employment Agreement shall remain in full force and effect. Section 11 of the Employment Agreement shall apply to this Amendment.

     The parties have executed this Amendment to Employment Agreement as of the date first set forth above.

WEST SHELL, III                         NETCENTIVES INC.


/s/ West Shell, III                     By: /s/ John F. Longinotti
----------------------                     ----------------------------------
                                           John F. Longinotti, Vice President

Address: 2765 Union Street              Address:  690 Fifth Street
         San Francisco, CA  94123                 San Francisco, CA  94107


                                      -11-